Note 19 - Accumulated Other Comprehensive Income (Loss) - Significant Amounts Reclassified Out of Each Component of Accumulated Other Comprehensive Income (Loss) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Investment securities gains on sale, net	$ 194	[1]
Income taxes	(41)	[1]
Net of tax	$ 153

[1]	Amounts in parentheses indicate expenses and other amounts indicate income.